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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 3, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                    001-16587                   58-1597246
   (State or Other             (Commission File            (I.R.S. Employer
   Jurisdiction of                  Number)                 Identification
    Incorporation)                                              Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.     Regulation FD Disclosure

               On April 3, 2006, Orion HealthCorp, Inc. (the "Company") issued a press release reporting financial results for the fourth quarter and year ended December 31, 2005. The Company also announced that it had retained Stephens Inc. to raise private equity or debt to be used to acquire physician billing and collection companies currently under non-binding letters of intent as well as for working capital. The press release is attached as Exhibit 99.1 to this current report.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits --  The following exhibits are furnished as part of this current report:

Exhibit         Description
99.1            Copy of press release issued by the Company on April 3, 2006.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                                 -----------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date:    April 3, 2006

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                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------
99.1         Copy of press release issued by the Company on April 3, 2006.